UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22269
Eaton Vance National Municipal Opportunities Trust
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
March 31
Date of Fiscal Year End
March 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Annual Report March 31, 2010

EATON VANCE NATIONAL MUNICIPAL OPPORTUNITIES TRUST

Annual Report March 31, 2010 EATON VANCE NATIONAL MUNICIPAL OPPORTUNITIES TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Eaton Vance National Municipal Opportunities Trust (the Trust), a closed-end fund traded on the NYSE under the symbol “EOT,” is designed to provide current income exempt from regular federal income tax. The Trust invests primarily in municipal obligations that, at the time of investment, are investment-grade quality.

Cynthia J. Clemson
Co-Portfolio Manager
Economic and Market Conditions
During the period from the Trust’s commencement of operations on May 29, 2009, through March 31, 2010, the U.S. economy and the capital markets remained relatively stable, despite continued high unemployment and concerns over the U.S. budget. After contracting slightly in the second quarter of 2009, the U.S. economy grew at annualized rates of 2.2% and 5.7% in the third and fourth quarters of 2009, respectively, and an estimated 3.2% in the first quarter of 2010, according to the U.S. Department of Commerce.

Thomas M. Metzold, CFA
Co-Portfolio Manager
During the period, the municipal bond market continued to post solid positive performance, driven by demand from investors seeking tax-free income. For the period from May 31, 2009, through March 31, 2010, the Trust’s benchmark, the Barclays Capital Long (22+) Municipal Bond Index (the Index)—the long bond component of the Barclays Capital Municipal Bond Index—gained 10.63%.1

The appetite for municipal bonds continued to be buoyed by provisions in the American Recovery and Reinvestment Act of 2009 aimed at supporting the municipal market. The new Build America Bond program gave municipal issuers broader access to the taxable debt markets, providing the potential for lower net borrowing costs and reducing the supply of traditional tax-exempt bonds. The federal stimulus program also provided direct cash subsidies to municipalities that were facing record budget deficits. The result of these events was a rally in the latter half of 2009 for the sector as yields fell and prices rose across the yield curve. In the first three months of 2010, the market has been relatively unchanged.
Management Discussion
During the period from the Trust’s commencement of operations on May 29, 2009, through March 31, 2010, the Trust outperformed the Index at net asset value (NAV). Management’s relative value approach worked well during this period, as bonds that we felt were oversold were acquired during the market’s low points and performed well when the market recovered. In addition, the Trust was diversified across the yield curve, providing exposure to the longer-maturity bonds within the intermediate-maturity spectrum. These longer bonds outperformed as investors found short-term yields unacceptable and moved into the intermediate sector; as a result, the Trust’s exposure to these securities contributed to its outperformance. Finally, management’s investment down the credit spectrum and higher allocations to revenue bonds also contributed positively to the Trust’s relative performance.
Management employed leverage in the Trust, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying the Trust’s exposure to its underlying investments in both up and down markets.2
As we move ahead, we recognize that many state and local governments face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state and local officials formulate solutions to address these fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage the Trust with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, will serve municipal investors well over the long term.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

[1]	Index returns are available as of month end only. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[2]	The Trust employs residual interest bond (RIB) financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value). See Note 1I to the financial statements for more information on RIB investments.
Past performance is no guarantee of future results.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Performance[1]
NYSE Symbol	EOT

Cumulative Total Return (by market price)

Life of Trust (5/29/09)	11.62	%†
Cumulative Total Return (by net asset value)

Life of Trust (5/29/09)	16.96	%†

†	Market price and net asset value on 5/29/09 are calculated assuming an offering price of $20.00, less the sales load of $0.90 paid by the shareholder.

Premium/(Discount) to NAV	-4.57%

Market Yields

Market Yield[2]	6.12%
Taxable-Equivalent Market Yield[3]	9.42

Index Performance[4] (Cumulative Total Return)

Barclays Capital Long (22+) Municipal Bond Index

Life of Trust (5/31/09)	10.63%

Lipper Averages[5] (Cumulative Total Return)

Lipper General Municipal Debt Funds (Leveraged) Classification (by net asset value)
Life of Trust (5/31/09)	14.96%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. Trust performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1I to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution as of 3/31/10 is as follows:

AAA	9.3%
AA	26.8%
A	20.6%
BBB	29.6%

BB	1.2%
B	4.9%
CCC	2.2%
Not Rated	5.4%
Trust Statistics7

• Number of Issues:	108
• Average Maturity:	26.1	years
• Average Effective Maturity:	15.8	years
• Average Call Protection:	10.1	years
• Average Dollar Price:	$91.82
• RIB Leverage**:	12.8%

**	See Note 1I to the Trust’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding as of 3/31/10 as a percentage of the Trust’s net assets plus Floating Rate Notes.

[1]	Returns are historical and are calculated by determining the percentage change in market price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of RIB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

[2]	The Trust’s market yield is calculated by dividing the last regular dividend per common share in the period (annualized) by the market price at the end of the period.

[3]	Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

[4]	It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

[5]	The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds (Leveraged) Classification (closed-end) contained 63 funds for the Life-of-Trust period. Lipper Averages are available as of month end only.

[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

[7]	Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1I to the Trust’s financial statements.

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 113.4%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 1.1%

$1,500	Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$1,500,480
2,350	Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	2,202,021

		$3,702,501

Education — 9.7%

$10,440	Maine Health and Higher Educational Facilities Authority, (Bowdoin College), 5.00%, 7/1/39(1)	$10,794,751
12,000	New Hampshire Health and Education Facilities Authority, (Dartmouth College), 5.25%, 6/1/39(1)	12,983,040
1,500	New York Dormitory Authority, (Brooklyn Law School), 5.75%, 7/1/33	1,536,585
3,160	North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/38	3,327,259
2,650	University of Virginia, 5.00%, 6/1/40(2)	2,794,186

		$31,435,821

Electric Utilities — 9.3%

$3,650	Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 1/1/34(3)	$4,014,671
2,815	Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	3,096,247
2,310	Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	2,484,151
6,000	Matagorda County, TX, Navigation District No. 1, (Central Power and Light Co.), 6.30%, 11/1/29	6,476,520
13,500	Salt River Project Agricultural Improvement & Power District, AZ, 5.00%, 1/1/38(1)	14,075,730

		$30,147,319

General Obligations — 3.8%

$5,750	California, 6.00%, 4/1/38	$6,056,187
3,000	Guam, 7.00%, 11/15/39	3,220,470
3,000	Michigan Municipal Bond Authority, 9.50%, 8/20/10	2,996,130

		$12,272,787

Health Care-Miscellaneous — 3.0%

$9,000	New Jersey Health Care Facilities Financing Authority, (Community Hospital Group, Inc.), 5.75%, 10/1/31	$9,568,530

		$9,568,530

Hospital — 20.3%

$980	California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/34	$1,040,593
1,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/39	1,058,060
12,300	Harris County, TX, Cultural Education Facilities Finance Corp., (Texas Children’s Hospital), 5.50%, 10/1/39(1)	12,638,947
3,000	Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	3,383,370
3,500	Illinois Finance Authority, (Rush University Medical Center), 6.625%, 11/1/39	3,742,200
5,915	Kansas Development Finance Authority, (Adventist Healthcare), 5.75%, 11/15/38	6,310,713
3,400	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), 6.00%, 7/1/39	3,549,192
3,725	Massachusetts Health and Educational Facilities Authority, (Jordan Hospital), 6.75%, 10/1/33	3,397,572
7,395	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	6,622,075
4,335	New Jersey Health Care Facilities Financing Authority, (Kennedy Health System), 5.625%, 7/1/31	4,357,152
1,000	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	985,510
1,365	South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	1,392,082
3,750	St. Paul, MN, Housing and Redevelopment Authority, (Health East Project), 6.00%, 11/15/35	3,426,000
1,225	Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), Variable Rate, 5.44%, 9/1/32(4)	1,118,817
3,150	Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	2,838,686
4,500	Tyler, TX, Health Facilities Development Corp., (East Texas Medical Center), 5.375%, 11/1/37	4,105,890
5,000	Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare), 5.125%, 8/15/30	4,462,150
1,500	Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare), 5.25%, 8/15/34	1,318,530

		$65,747,539

Housing — 3.5%

$11,205	Maryland Community Development Administration, Department of Housing and Community Development, (AMT), 5.15%, 9/1/42(1)	$11,252,995

		$11,252,995

Industrial Development Revenue — 20.5%

$5,000	Alabama Industrial Development Authority, (Pine City Fiber Co.), (AMT), 6.45%, 12/1/23	$4,197,700
5,000	Alliance Airport Authority, TX, (American Airlines, Inc.), (AMT), 5.75%, 12/1/29	3,588,600

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)

$3,000	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	$2,964,510
5,000	California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 5.125%, 11/1/23	5,004,450
4,210	Campbell County, WY, Solid Waste Facilities, (Basin Electric Power Cooperative), 5.75%, 7/15/39	4,470,894
3,420	Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	3,613,811
240	Effingham County, GA, Solid Waste Disposal, (Fort James Project), (AMT), 5.625%, 7/1/18	234,338
145	Goochland County, VA, Industrial Development Authority, (Nekoosa Packaging Corp.), (AMT), 5.65%, 12/1/25	135,276
2,750	Gulf Coast, TX, Waste Disposal Authority, (International Paper Co.), (AMT), 6.10%, 8/1/24	2,750,193
1,000	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 6.65%, 4/1/32	1,010,210
3,500	Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	3,451,350
9,000	Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	9,768,870
5,250	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	5,316,570
1,800	Nevada Department of Business and Industry, (Republic Services, Inc.), (AMT), 5.625% to 6/1/18 (Put Date), 12/1/26	1,873,944
3,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	2,807,970
2,000	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 7.75%, 8/1/31	2,024,700
3,000	Owen County, KY, (American Water Project), 6.25%, 6/1/39	3,193,350
380	Richland County, SC, (International Paper Co.), (AMT), 6.10%, 4/1/23	384,423
205	Sabine River Authority, LA, (International Paper Co.), 6.20%, 2/1/25	207,319
6,865	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	6,474,107
2,600	Virgin Islands, (HOVENSA, LLC), (AMT), 6.50%, 7/1/21	2,636,790
340	Virgin Islands Public Finance Authority, (HOVENSA Refinery), (AMT), 6.125%, 7/1/22	342,842

		$66,452,217

Insured-Lease Revenue / Certificates of Participation — 1.1%

$4,205	Hudson Yards, NY, Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$3,645,315

		$3,645,315

Insured-Special Tax Revenue — 4.4%

$205	Hesperia, CA, Community Redevelopment Agency, (XLCA), 5.00%, 9/1/25	$177,305
425	Hesperia, CA, Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/37	347,131
4,000	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 6.875%, (0.00% until 10/1/19), 10/1/34	2,437,640
6,000	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	3,622,260
131,535	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	7,840,801

		$14,425,137

Insured-Transportation — 5.7%

$2,885	Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	$2,922,101
4,000	Foothill/Eastern, CA, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/30	1,044,880
500	Foothill/Eastern, CA, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/32	114,280
4,000	North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/35	981,000
15,000	North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/36	3,449,700
7,850	San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	8,302,474
1,675	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 5.00%, 8/15/42	1,592,557

		$18,406,992

Lease Revenue / Certificates of Participation — 0.7%

$2,000	Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	$2,275,920

		$2,275,920

Other Revenue — 6.8%

$510	Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$524,545
575	Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	595,274
315	Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	326,088
115,000	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	4,121,600
12,950	California County, CA, Tobacco Securitization Agency, 0.00%, 6/1/46	538,331
4,430	Golden State Tobacco Securitization Corp., CA, 0.00%, 6/1/37	2,842,377

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue (continued)

$6,190	Golden State Tobacco Securitization Corp., CA, 5.75%, 6/1/47	$4,385,244
3,500	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	2,714,985
31,900	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	1,387,012
2,000	Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	1,748,460
3,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.25%, 9/1/26	2,964,120

		$22,148,036

Senior Living / Life Care — 1.7%

$2,000	Bexar County, TX, Health Facilities Development Corp., (Army Retirement Residence Foundation Project), 6.20%, 7/1/45	$2,014,840
520	Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	475,478
1,000	Mount Vernon, NY, Industrial Development Agency, (Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	918,130
2,500	Washington Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	2,177,200

		$5,585,648

Special Tax Revenue — 3.6%

$1,340	Denver, CO, Urban Renewal Authority, 8.00%, 12/1/24	$1,261,905
1,625	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	1,652,121
3,020	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	3,087,135
3,145	Heritage Harbor South, FL, Community Development District, (Capital Improvements), 6.50%, 5/1/34	3,149,214
965	Virgin Islands Public Finance Authority, 5.00%, 10/1/39	869,069
1,615	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,757,605

		$11,777,049

Student Loan — 2.0%

$6,000	Massachusetts Educational Financing Authority, 6.00%, 1/1/28	$6,358,200

		$6,358,200

Transportation — 8.8%

$1,365	Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), 5.00%, 4/1/34	$1,392,764
1,345	Branson, MO, Regional Airport Transportation Development District, (Branson Airport, LLC), (AMT), 6.00%, 7/1/37	883,221
350	Memphis-Shelby County, TN, Airport Authority, (AMT), 5.75%, 7/1/24	364,833
875	Miami-Dade County, FL, (Miami International Airport), 5.375%, 10/1/35	887,268
58,500	New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/38	11,021,985
5,000	North Texas Tollway Authority, 5.75%, 1/1/38	5,131,450
1,125	Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/35	1,142,055
1,335	Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/40	1,351,995
5,000	St. Louis, MO, (Lambert-St. Louis International Airport), 6.625%, 7/1/34	5,295,200
1,110	Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,158,784

		$28,629,555

Water and Sewer — 7.4%

$3,000	Atlanta, GA, Water & Wastewater Revenue, 6.25%, 11/1/34	$3,204,870
550	Marco Island, FL, Utility System, 5.00%, 10/1/34(5)	550,000
2,425	Marco Island, FL, Utility System, 5.00%, 10/1/40(5)	2,417,458
5,000	New York Environmental Facilities Corp., Clean Water and Drinking Water, (Municipal Water Finance), 5.00%, 10/15/35	5,246,950
11,700	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40(1)	12,518,532

		$23,937,810

Total Tax-Exempt Investments — 113.4%
(identified cost $337,062,760)		$367,769,371

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 0.1%

Principal Amount
(000’s omitted)	Description	Value

$464	State Street Bank and Trust Euro Time Deposit, 0.01%, 4/1/10	$463,649

Total Short-Term Investments — 0.1%
(identified cost $463,649)		$463,649

Total Investments — 113.5%
(identified cost $337,526,409)		$368,233,020

Other Assets, Less Liabilities — (13.5)%		$(43,904,866)

Net Assets — 100.0%		$324,328,154

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

At March 31, 2010, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments, is as follows:

Texas	12.7%
California	10.7%
Others, representing less than 10% individually	76.6%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2010, 9.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.1% to 4.8% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2010.

(5)	When-issued security.

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of March 31, 2010

Assets

Investments —
Identified cost	$337,526,409
Unrealized appreciation	30,706,611

Investments, at value	$368,233,020

Interest receivable	$5,736,849
Receivable for investments sold	1,236,829

Total assets	$375,206,698

Liabilities

Payable for floating rate notes issued	$47,430,000
Payable for when-issued securities	2,949,891
Payable for variation margin on open financial futures contracts	70,312
Payable to affiliates:
Investment adviser and administration fee	189,471
Interest expense and fees payable	108,369
Accrued expenses	130,501

Total liabilities	$50,878,544

Net Assets	$324,328,154

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$152,776
Additional paid-in capital	291,170,303
Accumulated net realized gain	1,527,805
Accumulated undistributed net investment income	727,825
Net unrealized appreciation	30,749,445

Net Assets	$324,328,154

Common Shares Outstanding

15,277,613

Net Asset Value

Net assets ÷ common shares issued and outstanding	$21.23

Statement of Operations

For the Period Ended
March 31, 2010(1)

Investment Income

Interest	$17,674,148

Total investment income	$17,674,148

Expenses

Investment adviser and administration fee	$1,781,558
Trustees’ fees and expenses	12,265
Custodian fee	149,068
Transfer and dividend disbursing agent fees	11,800
Legal and accounting services	65,697
Printing and postage	53,495
Interest expense and fees	319,303
Miscellaneous	51,948

Total expenses	$2,445,134

Deduct —
Reduction of custodian fee	$691

Total expense reductions	$691

Net expenses	$2,444,443

Net investment income	$15,229,705

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$2,001,481
Financial futures contracts	430,120

Net realized gain	$2,431,601

Change in unrealized appreciation (depreciation) —
Investments	$30,706,611
Financial futures contracts	42,834

Net change in unrealized appreciation (depreciation)	$30,749,445

Net realized and unrealized gain	$33,181,046

Net increase in net assets from operations	$48,410,751

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

FINANCIAL STATEMENTS CONT’D

Statement of Changes in Net Assets

For the Period Ended
Increase (Decrease) in Net Assets	March 31, 2010(1)

From operations —
Net investment income	$15,229,705
Net realized gain from investment transactions and financial futures contracts	2,431,601
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	30,749,445

Net increase in net assets from operations	$48,410,751

Distributions to shareholders —
From net investment income	$(14,206,383)
From net realized gain	(1,199,293)

Total distributions to shareholders	$(15,405,676)

Capital share transactions —
Proceeds from sale of shares(2)	$291,357,779
Reinvestment of distributions to shareholders	347,667
Offering costs	(482,367)

Net increase in net assets from capital share transactions	$291,223,079

Net increase in net assets	$324,228,154

Net Assets

At beginning of period	$100,000

At end of period	$324,328,154

Accumulated undistributed net investment income included in net assets

At end of period	$727,825

(1) For the period from the start of business, May 29, 2009, to March 31, 2010.

(2) Proceeds from sale of shares are net of sales load paid of $13,728,901.

Statement of Cash Flows

For the Period Ended
Cash Flows From Operating Activities	March 31, 2010(1)

Net increase in net assets from operations	$48,410,751
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(396,224,565)
Investments sold	63,802,477
Increase in short-term investments, net	(463,649)
Net accretion/amortization of premium (discount)	(2,639,191)
Increase in interest receivable	(5,736,849)
Increase in receivable for investments sold	(1,236,829)
Increase in payable for when-issued securities	2,949,891
Increase in payable for variation margin on open financial futures contracts	70,312
Increase in payable to affiliate for investment adviser and administration fee	189,471
Increase in interest expense and fees payable	108,369
Increase in accrued expenses	130,501
Net change in unrealized (appreciation) depreciation from investments	(30,706,611)
Net realized gain from investments	(2,001,481)

Net cash used in operating activities	$(323,347,403)

Cash Flows From Financing Activities

Proceeds from Fund shares sold(2)	$291,357,779
Offering costs	(482,367)
Distributions paid, net of reinvestments	(15,058,009)
Proceeds from secured borrowings	47,430,000

Net cash provided by financing activities	$323,247,403

Net decrease in cash	$(100,000)

Cash at beginning of period	$100,000

Cash at end of period	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$347,667
Cash paid for interest and fees	210,934

(1) For the period from the start of business, May 29, 2009, to March 31, 2010.

(2) Proceeds from sale of shares are net of sales load paid of $13,728,901.

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Period Ended
	March 31, 2010(1)

Net asset value — Beginning of period	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$1.007
Net realized and unrealized gain	2.164

Total income from operations	$3.171

Less Distributions

From net investment income	$(0.930)
From net realized gain	(0.079)

Total distributions	$(1.009)

Offering costs charged to paid-in capital(3)	$(0.032)

Net asset value — End of period	$21.230

Market Value — End of period	$20.260

Total Investment Return on Net Asset Value(4)	16.96	%(5)

Total Investment Return on Market Value(4)	11.62	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$324,328
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(8)	0.82	%(6)
Interest and fee expense(7)	0.12	%(6)
Total expenses(8)	0.94	%(6)
Net investment income	5.84	%(6)
Portfolio Turnover	18	%(5)

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(5)	Not annualized.

(6)	Annualized.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance National Municipal Opportunities Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust was organized on January 26, 2009 and remained inactive until May 29, 2009, except for matters related to its organization, including the sale of initial shares of $100,000 and the expensing of $12,000 of organization costs, all of which were reimbursed by Eaton Vance Management (EVM). The Trust’s primary investment objective is to provide current income exempt from federal income tax. The Trust will, as a secondary investment objective, seek to achieve capital appreciation.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations furnished by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of March 31, 2010, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust’s initial period of operations from May 29, 2009 to March 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Organization and Offering Costs — Costs incurred by the Trust in connection with its organization are expensed. Costs incurred by the Trust in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby the Trust may sell a fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Trust, and which may have been, but is not required to be, the fixed rate bond purchased from the Trust (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At March 31, 2010, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $47,430,000 and $74,263,995, respectively. The range of interest rates on Floating Rate Notes outstanding at March 31, 2010 was 0.28% to 0.36%. For the period ended March 31, 2010, the Trust’s average Floating Rate Notes outstanding and the average interest rate (annualized) including fees were $44,212,182 and 0.86%, respectively.

The Trust may enter into shortfall and forbearance agreements with the broker by which the Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of March 31, 2010.

The Trust may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Trust’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Inverse Floaters held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Trust may enter into financial futures contracts. The Trust’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Trust is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Trust each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period ended March 31, 2010 was as follows:

Period Ended
March 31, 2010(1)

Distributions declared from:
Tax-exempt income	$14,196,534
Ordinary income	$1,094,560
Long-term capital gains	$114,582

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.

During the period ended March 31, 2010, accumulated net realized gain was increased by $295,497 and accumulated undistributed net investment income was decreased by $295,497 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of March 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,051,324
Undistributed tax-exempt income	$727,825
Undistributed long-term capital gains	$178,429
Net unrealized appreciation	$31,047,497

The differences between components of distributable earnings (accumulated losses) on a tax basis and the

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

amounts reflected in the Statement of Assets and Liabilities are primarily due to futures contracts, accretion of market discount and inverse floaters.

3   Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Trust. The fee is computed at an annual rate of 0.60% of the Trust’s average daily gross assets up to $1.5 billion and 0.59% of average daily gross assets of $1.5 billion or more, and is payable monthly. Average daily gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. Average daily gross assets are calculated by adding to net assets the amount payable by the Trust to floating rate note holders. For the period ended March 31, 2010, the investment adviser and administration fee incurred by the Trust and the effective annual rate, as a percentage of average daily net assets, were $1,781,558 and 0.68%, respectively.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended March 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $396,224,565 and $63,802,477, respectively, for the period ended March 31, 2010.

5   Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

Period Ended
March 31, 2010(1)

Sales	15,254,334
Issued to shareholders electing to receive payments of distributions in Trust shares	18,279

Net increase	15,272,613

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at March 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$289,755,523

Gross unrealized appreciation	$31,544,059
Gross unrealized depreciation	(496,562)

Net unrealized appreciation	$31,047,497

7   Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 2010 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Appreciation

6/10	150 U.S. 30-Year Treasury Bond	Short	$(17,461,584)	$(17,418,750)	$42,834

At March 31, 2010, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Trust holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Trust may purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at March 31, 2010 was as follows:

Fair Value

	Asset Derivative	Liability Derivative

Futures Contracts	$42,834(1)	$—

(1)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the period ended March 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
	Income(1)	Income(2)

Futures Contracts	$430,120	$42,834

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the period ended March 31, 2010, which is indicative of the volume of this derivative type, was approximately $9,545,000.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2010, the inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$367,769,371	$—	$367,769,371
Short-Term Investments	—	463,649	—	463,649

Total Investments	$—	$368,233,020	$—	$368,233,020

Futures Contracts	$42,834	$—	$—	$42,834

Total	$42,834	$368,233,020	$—	$368,275,854

Eaton Vance National Municipal Opportunities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance
National Municipal Opportunities Trust:
We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipal Opportunities Trust (the “Trust”), including the portfolio of investments, as of March 31, 2010, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period from the start of business, May 29, 2009, to March 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance National Municipal Opportunities Trust as of March 31, 2010, and the results of its operations, changes in its net assets, cash flows, and financial highlights for the period from the start of business, May 29, 2009, to March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 17, 2010

Eaton Vance National Municipal Opportunities Trust as of March 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends. The Trust designates 99.93% of dividends from net investment income as an exempt-interest dividend.

Capital Gains Dividends. The Trust designates $114,582 as a capital gain dividend.

Eaton Vance National Municipal Opportunities Trust

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on January 22, 2010. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a three-year term expiring in 2013.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Benjamin C. Esty	14,455,626	230,673
Thomas E. Faust Jr.	14,458,026	228,273
Allen R. Freedman	14,443,814	242,485

Eaton Vance National Municipal Opportunities Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust’s transfer agent, American Stock Transfer & Trust Company (AST), or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance National Municipal Opportunities Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance National Municipal Opportunities Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of March 31, 2010, our records indicate that there are 8 registered shareholders and approximately 7,595 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

NYSE Symbol
The NYSE symbol is EOT.

Eaton Vance National Municipal Opportunities Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 16, 2009, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory and administrative agreement for Eaton Vance National Municipal Opportunities Trust (the “Fund”) with Eaton Vance Management (the “Adviser”). The Board reviewed information furnished with respect to the Fund at its April 16, 2009 meeting as well as information previously furnished with respect to the approval of other investment advisory and administrative agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;
•	Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;
•	Profitability analysis for the Adviser with respect to the Fund;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Fund’s brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of the Adviser’s proxy voting policies and procedures;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by the Adviser and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the administrator); and
•	The terms of the investment advisory and administrative agreement of the Fund.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund’s investment advisory and administrative agreement with the Adviser, including its fee structure, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory and administrative agreement for the Fund.

Eaton Vance National Municipal Opportunities Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund. In particular, the Board considered the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund, and their experience in analyzing factors such as tax efficiency and special considerations relevant to investing in municipal bonds, Treasury securities and other securities backed by the U.S. government or its agencies. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid by the Adviser to recruit and retain investment personnel, and the time and attention expected to be devoted to Fund matters by senior management.

The Board reviewed the compliance programs of the Adviser and its relevant affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

Because the Fund has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual fee rates to be payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates in providing investment advisory and administrative services to the Fund. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also concluded that the advisory fee structure, which includes breakpoints at various asset levels, can be expected to cause the Adviser, its affiliates and the Fund to share such benefits equitably.

Eaton Vance National Municipal Opportunities Trust

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance National Municipal Opportunities Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Date of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During Last Five Years

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee	Until 2013. 3 years. Trustee since 2009.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 181 registered investment companies and 3 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	181	Director of EVC. Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

Noninterested Trustee(s)

Benjamin C. Esty 1/26/63	Class I Trustee	Until 2013. 3 years. Trustee since 2009.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2005-2008) and Eaton Vance National Municipal Income Trust (2006-2009).

Allen R. Freedman 4/3/40	Class I Trustee	Until 2013. 3 years. Trustee since 2009.	Private investor and consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	181	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

William H. Park 9/19/47	Class II Trustee	Until 2011. 2 years. Trustee since 2009.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2003-2008) and Eaton Vance National Municipal Income Trust (2003-2009).

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2011. 2 years. Trustee since 2009.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2003-2008) and Eaton Vance National Municipal Income Trust (2003-2009).

Eaton Vance National Municipal Opportunities Trust

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Date of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During Last Five Years

Noninterested Trustee(s) (continued)

Helen Frame Peters 3/22/48	Class III Trustee	Until 2012. 3 years. Trustee since 2009.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	181	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2008-2010).

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2011. 2 years. Trustee since 2009.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President, (2005-2008) Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	181	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

Lynn A. Stout 9/14/57	Class III Trustee	Until 2012. 3 years. Trustee since 2009.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Nationally-recognized expert on corporate law, corporate governance, and securities regulation and author of numerous academic and professional papers on these topics.	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2002-2008) and Eaton Vance National Municipal Income Trust (1998-2009).

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2012. 3 years. Chairman of the Board and Trustee since 2009.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2005-2008) and Eaton Vance National Municipal Income Trust (2006-2009).

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson 3/2/63	President	Since 2009	Vice President of EVM and BMR. Officer of 94 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2009	Vice President of EVM and BMR. Officer of 56 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2009	Vice President of EVM and BMR. Officer of 181 registered investment companies managed by EVM or BMR.

Eaton Vance National Municipal Opportunities Trust

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Officer of 181 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2009	Vice President of EVM and BMR. Officer of 181 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

Investment Adviser and Administrator
Eaton Vance National Municipal Opportunities Trust
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance National Municipal Opportunities Trust
Two International Place
Boston, MA 02110

3741-5/10	CE-NMOTSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) –(d)
The following table presents the aggregate fees billed to the registrant for the initial fiscal period from the commencement of operations on May 29, 2009 to March 31, 2010 by the registrant’s principal accountant, Deloitte & Touche LLP (D&T), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	3/31/10

Audit Fees	$41,665

Audit-Related Fees(1)	$0

Tax Fees(2)	$10,954

All Other Fees(3)	$0

Total	$52,619

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the initial fiscal period ending March 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	3/31/10

Registrant	$10,954

Eaton Vance(1)	$307,760

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Portfolio Management
Cynthia J. Clemson and Thomas M. Metzold are responsible for the overall and day-to-day management of the Trust’s investments. Ms. Clemson and Mr. Metzold have been Eaton Vance portfolio managers since 1991 and are each co-Directors of Municipal Investments and Vice Presidents of Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”), an Eaton Vance subsidiary. This information is provided as of the date of filing of this report.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of	Total Assets of
	Number of	Total Assets of	Accounts	Accounts
	All	All	Paying a	Paying a Performance
	Accounts	Accounts	Performance Fee	Fee
Cynthia J. Clemson
Registered Investment Companies	11	$2,650.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Thomas M. Metzold
Registered Investment Companies	8	$7,815.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
Cynthia J. Clemson	None
Thomas M. Metzold	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance National Municipal Opportunities Trust

By:	/s/ Cynthia J. Clemson Cynthia J. Clemson
President

Date:	May 17, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	May 17, 2010

By:	/s/ Cynthia J. Clemson Cynthia J. Clemson
President

Date:	May 17, 2010